CASE NAME: LACLEDE STEEL COMPANY                                     FORM OPR-1A
CASE NUMBER: 01-48321-399

                                                 As of
                                               July 31,          Aug 31          Sep 30        Oct 31        Nov 30        Dec 31
BALANCE SHEETS                                  2001 *            2001            2001          2001          2001          2001
                                            ------------     ------------     -----------   -----------   -----------   -----------
Current Assets:
    Cash                                       $ 195,000        $ 195,000       $ 195,000     $ 323,823     $ 323,823   $ 1,768,628
    Accounts receivable, net
        of allowances                         15,675,287       15,410,249      14,814,241     6,752,519     3,553,199     1,268,641
    Inventories                               20,364,783       12,884,535       2,906,598       775,600       710,232             -
    Accounts receivable from
        subsidiary                             1,128,194          819,274       1,922,013     1,922,013     1,922,013             -
    Deferred charges                           1,782,385        2,120,896               -             -             -             -
    Prepaid expenses                           1,111,176        1,072,297         586,394       725,872       567,621       694,301
                                            ------------     ------------     -----------   -----------   -----------   -----------
            Total Current Assets              40,256,825       32,502,251      20,424,246    10,499,827     7,076,888     3,731,570
                                            ------------     ------------     -----------   -----------   -----------   -----------

Investment in subsidiary                      12,262,947       12,382,185      12,721,249    13,065,675    13,179,470             -

Non-Current Assets:
    Unamortized debt issue costs                 951,697          919,974         919,974       919,974       919,974             -
    Reorganization value in excess
      of identifiable assets                  21,024,511       20,838,453      20,838,453    20,838,453    20,838,453             -
    Other                                         37,533           37,533          37,533        37,533        37,333             -
                                            ------------     ------------     -----------   -----------   -----------   -----------
            Total Non-Current Assets          22,013,741       21,795,960      21,795,960    21,795,960    21,795,760             -
                                            ------------     ------------     -----------   -----------   -----------   -----------

Plant and Equipment, at cost                  35,040,334       35,544,452      34,385,529    34,385,529    33,785,529    33,473,714
    Less - accumulated depreciation           (1,103,508)      (1,261,152)     (1,209,344)   (1,209,344)   (1,209,344)   (1,209,344)
            Net Plant and Equipment           33,936,826       34,283,300      33,176,185    33,176,185    32,576,185    32,264,370
                                            ------------     ------------     -----------   -----------   -----------   -----------

Total Assets                                $108,470,339     $100,963,696     $88,117,640   $78,537,647   $74,628,303   $35,995,940
                                            ============     ============     ===========   ===========   ===========   ===========

I CERTIFY UNDER PENALTY OF PERJURY THAT TO THE BEST OF MY KNOWLEDGE
THE FOLLOWING OPERATING REPORTS CONSISTING OF 12 PAGES ARE TRUE AND CORRECT.

Date Submitted    1-22-02        Signed               James B.Claes
                -----------             ----------------------------------------

* Bankruptcy filing was on Friday, July 27, 2001; in accordance with the Debtor's normal practices, Balance Sheet was prepared as of July 31, 2001.

NOTE: Financial Statements for July, August, and September 2001 have been restated to reflect the Company's interest in its wholly-owned subsidiary, Laclede Chain Manufacturing Company. The assets of Laclede Chain were sold on December 18, 2001.

CASE NAME: LACLEDE STEEL COMPANY                                     FORM OPR-1B
CASE NUMBER: 01-48321-399

                                                As of
                                              July 31,          Aug 31          Sep 30        Oct 31        Nov 30        Dec 31
BALANCE SHEETS                                  2001             2001            2001          2001          2001          2001
                                            ------------     ------------     -----------   -----------   -----------   -----------


Current Liabilities:
    Accounts payable                      $ 12,126,951     $ 12,126,951     $ 12,126,951  $ 12,126,951  $ 12,126,951  $ 12,126,951
    Accrued compensation                     1,572,602        1,640,265        2,657,100     2,944,082     2,944,082     2,944,082
    Accrued taxes other than
       income taxes                            802,311          758,985          758,985       725,344       725,344       725,344
    Interest on debt                           548,423          575,509          515,214       459,548       429,601       207,350
    Other current liabilities                2,385,429        1,760,535        2,664,510     2,863,139     2,862,738     2,862,939
                                           ------------     ------------     -----------   -----------   -----------   -----------
        Total Current Liabilities           17,435,716       16,862,245       18,722,760    19,119,064    19,088,716    18,866,666
                                           ------------     ------------     -----------   -----------   -----------   -----------

Non-Current Liabilities:
    Pensions                                 3,027,693        3,027,693        3,027,693     3,027,693     3,027,693     3,027,693
    Postretirement health care              50,960,618       50,960,618       50,960,618    50,959,926    50,959,927    50,959,926
    Deferred income taxes                      563,226          563,226          563,226       563,226       563,226       563,226
    EAF dust reserve                           202,358          202,358          202,358       202,213       202,213       202,213
    Other                                         (837)            (649)            (649)         (649)           -             -
                                           ------------     ------------     -----------   -----------   -----------   -----------
        Total Non-Current Liabilities       54,753,058       54,753,246       54,753,246    54,752,409    54,753,059    54,753,058
                                           ------------     ------------     -----------   -----------   -----------   -----------

Long-Term Debt
    Notes and bonds payable                  6,783,658        7,527,105        7,527,105     7,527,105     7,527,105     4,301,781
    Revolving credit                        23,302,646       17,843,946       12,787,006     5,736,455     2,804,737             -
    Term loan - banks                        5,741,668        5,741,668        5,741,668     5,741,668     5,741,668             -
                                           ------------     ------------     -----------   -----------   -----------   -----------
        Total Long-Term Debt                35,827,972       31,112,719       26,055,779    19,005,228    16,073,510     4,301,781
                                           ------------     ------------     -----------   -----------   -----------   -----------

Stockholders' Equity (Deficit):
    Common stock                                35,100           35,100           35,100        35,100        35,100        35,100
    Capital in excess of par value          12,465,000       12,465,000       12,465,000    12,465,000    12,465,000    12,465,000
    Accumulated deficit                    (12,046,507)     (14,264,614)     (23,914,245)  (26,839,154)  (27,787,082)  (54,425,665)
                                           ------------     ------------     -----------   -----------   -----------   -----------
        Total Stockholders'
           Equity (Deficit)                    453,593       (1,764,514)     (11,414,145)  (14,339,054)  (15,286,982)  (41,925,565)
                                           ------------     ------------     -----------   -----------   -----------   -----------
Total Liabilities and Stockholders'
       Equity (Deficit)                   $108,470,339    $ 100,963,696     $ 88,117,640  $ 78,537,647  $ 74,628,303  $ 35,995,940
                                          ============    =============     ============  ============  ============  ============


CASE NAME: LACLEDE STEEL COMPANY                                      FORM OPR-2
CASE NUMBER: 01-48321-399

                                                        Month           Month          Month          Month          Month
                                                       Aug 31          Sep 30         Oct 31         Nov 30         Dec 31
STATEMENTS OF OPERATIONS                                2001            2001           2001           2001           2001
                                                     -----------     -----------      ---------      ---------      ---------

Net sales                                            $ 7,191,670     $ 5,200,020      $ 118,593      $ 140,714      $ 146,488
                                                     -----------     -----------      ---------      ---------      ---------


Costs and expenses:
     Cost of products sold                             8,434,575      14,829,530      2,493,662        104,817        858,256
     Selling and Administrative expenses                 272,644         186,158        776,905        540,497        722,261
     Depreciation and Amortization                       343,702               -              -              -              -
     Interest expense, net                               478,094         173,027        117,361         87,414         51,954
     Provision for uncollectible accounts                      -               -              -        469,709      1,467,228
     Recoveries from litigation and other claims               -               -              -              -     (2,731,899)
     Write-off of non-current assets                           -               -              -              -     21,795,960
                                                     -----------     -----------      ---------      ---------      ---------
          Total costs and expenses                     9,529,015      15,188,715      3,387,928      1,202,437     22,163,760
                                                     -----------     -----------      ---------      ---------      ---------

Loss before activities related to subsidiary          (2,337,345)     (9,988,695)    (3,269,335)    (1,061,723)   (22,017,272)

Loss on sale of subsidiary                                     -               -              -              -     (4,834,322)
Equity in earnings of subsidiary                         119,238         339,064        344,426        113,795        213,011
                                                     -----------     -----------      ---------      ---------      ---------

Loss before income taxes                              (2,218,107)     (9,649,631)    (2,924,909)      (947,928)   (26,638,583)

Provision (credit) for income taxes                            -               -              -              -              -
                                                     -----------     -----------      ---------      ---------      ---------

Net loss                                            $ (2,218,107)   $ (9,649,631)  $ (2,924,909)    $ (947,928)  $(26,638,583)
                                                    ============    ============   ============     ==========   ============


CASE NAME:   LACLEDE STEEL COMPANY                                    FORM OPR-3
CASE NUMBER: 01-48321-399

                                                           Month            Month           Month          Month           Month
                                                          August          September        October        November        December
STATEMENTS OF CASH FLOW                                    2001             2001            2001           2001            2001
                                                       ------------     ------------    ------------     ----------   -------------

Cash flows from operating activities:
       Net income (loss)                               $ (2,218,107)    $ (9,649,631)   $ (2,924,909)    $ (947,928)  $ (26,638,583)
Adjustments to reconcile net loss to net
   cash provided by (used in) operating activities:
        Depreciation and amortization                       343,702                -               -              -               -
        Loss on sale of subsidiary                                -                -               -              -       4,834,322
        Write-off of non-current assets                           -                -               -              -      21,795,960
        Provision for uncollectible accounts                      -                -               -        469,709       1,467,228

Changes in assets and liabilities that
   provided (used) cash:
        Accounts receivable                                 265,038          596,008       8,061,722      2,729,611         817,330
        Inventories                                       7,480,248        9,977,937       2,130,998         65,368         710,232
        Accrued expenses                                     24,337                -               -              -               -
        Accrued pension cost                                      -                -               -              -               -
        Other assets and liabilities                       (675,847)       3,482,626         (88,437)        14,958        (250,127)
                                                       ------------     ------------    ------------     ----------   -------------

Net cash provided by (used in) operating activities
    before reorganization items                           5,219,371        4,406,940       7,179,374      2,331,718       2,736,362
                                                       ------------     ------------    ------------     ----------   -------------

Cash flows used in investing activities:
        Capital expenditures                               (504,118) *             -               -              -               -
        Net proceeds from sale of assets                         -           650,000               -        600,000      10,480,172
                                                       ------------     ------------    ------------     ----------   -------------
Net cash provided by (used in) investing activities        (504,118)         650,000               -        600,000      10,480,172
                                                       ------------     ------------    ------------     ----------   -------------

Cash flows from financing activities:
        Payment of debtor in possession financing        (4,723,586)      (5,056,940)     (7,050,551)    (2,931,718)     (2,804,737)
        Term loan payment                                         -                -               -              -      (5,741,668)
        Payment of SWIDA bonds                                    -                -               -              -      (3,225,324)
        Other                                                 8,333                -               -              -               -
                                                       ------------     ------------    ------------     ----------   -------------
Net cash (used in) financing activities                  (4,715,253)      (5,056,940)     (7,050,551)    (2,931,718)    (11,771,729)
                                                       ------------     ------------    ------------     ----------   -------------

Cash and cash equivalents:
        Net increase (decrease) during the period                 -                -         128,823              -       1,444,805
        At beginning of year                                195,000          195,000         195,000        323,823         323,823
                                                       ------------     ------------    ------------     ----------   -------------
        At end of period                                  $ 195,000        $ 195,000       $ 323,823      $ 323,823     $ 1,768,628
                                                       ============     ============    ============     ==========   =============


* Recording of charges incurred prior to July 27, 2001.

CASE NAME -      LACLEDE STEEL COMPANY                                SCHEDULE A
CASE NUMBER -    01-48321-399

SCHEDULE OF ACCOUNTS RECEIVABLE AGING

                          Total
                         Accounts              0-30             31-60            61-90           91-120            Over 120
                        Receivable             Days              Days             Days            Days               Days
                    -----------------------------------------------------------------------------------------------------------

Date of Filing:
   7-27-01              $16,788,650.93     $9,478,834.75     $5,513,875.11      $563,817.22     $164,772.08      $1,067,351.77
                    -----------------------------------------------------------------------------------------------------------
      % of Total        100%                       56.5%             32.8%             3.4%            1.0%               6.4%
-------------------------------------------------------------------------------------------------------------------------------

Month:   8-31-01        $16,398,034.09     $8,989,454.79     $3,860,527.94    $2,123,733.80     $236,861.11      $1,187,456.45
                    -----------------------------------------------------------------------------------------------------------
      % of Total        100%                       54.8%             23.5%            13.0%            1.4%               7.2%
-------------------------------------------------------------------------------------------------------------------------------

Month:   9-30-01        $15,602,409.25     $6,730,354.24     $4,379,114.96    $2,169,157.33     $938,402.28      $1,385,380.44
                    -----------------------------------------------------------------------------------------------------------
      % of Total        100%                       43.1%             28.1%            13.9%            6.0%               8.9%
-------------------------------------------------------------------------------------------------------------------------------

Month:   10-31-01       $8,391,577.03        $698,518.13     $2,240,631.85    $2,742,193.88     $827,897.53      $1,882,335.64
                    -----------------------------------------------------------------------------------------------------------
      % of Total        100%                        8.3%             26.7%            32.7%            9.9%              22.4%
-------------------------------------------------------------------------------------------------------------------------------

Month:   11-30-01       $5,192,256.97                                                                            $5,192,256.97
                    -----------------------------------------------------------------------------------------------------------
                        100%                        0.0%              0.0%             0.0%            0.0%             100.0%
-------------------------------------------------------------------------------------------------------------------------------

Month:   12-31-01       $2,174,699.02                                                                            $2,174,699.02
                    -----------------------------------------------------------------------------------------------------------
                        100%                        0.0%              0.0%             0.0%            0.0%             100.0%
-------------------------------------------------------------------------------------------------------------------------------

CASE NAME: LACLEDE STEEL COMPANY                                      SCHEDULE B
CASE NUMBER: 01-48321-399


                                 July 31           Aug 31            Sep 30           Oct 31          Nov 30            Dec 31
FIXED ASSETS  *                   2001              2001             2001             2001             2001             2001
                              -----------       -----------      -----------      -----------      -----------      -----------

Real estate                   $ 2,215,000       $ 2,215,000      $ 2,215,000      $ 2,215,000      $ 2,215,000      $ 2,215,000

Buildings                       6,485,000         6,485,000        6,485,000        6,485,000        6,485,000        6,485,000

Machinery and equipment        26,340,334        26,844,452       25,685,529       25,685,529       25,085,529       24,773,714
                              -----------       -----------      -----------      -----------      -----------      -----------
                              $35,040,334       $35,544,452      $34,385,529      $34,385,529      $33,785,529      $33,473,714
                              ===========       ===========      ===========      ===========      ===========      ===========

* Fixed assets are stated at values recorded in December 2000 in connection with Company's adoption of "fresh start" accounting.

CASE NAME: LACLEDE STEEL COMPANY                                      SCHEDULE C
CASE NUMBER: 01-48321-399

                                               As of
                                              July 27      Aug 31          Sep 30          Oct 31          Nov 30         Dec 31
                                               2001         2001            2001            2001            2001           2001
                                              ----      -----------     -----------     -----------     -----------      ---------

TRADE ACCOUNTS PAYABLE                        $  -              $ -             $ -             $ -             $ -            $ -
                                              ----      -----------     -----------     -----------     -----------      ---------

TAXES PAYABLE
Federal Payroll Taxes                            -                -               -               -               -              -
State Payroll Taxes                              -                -               -               -               -              -
State Sales Taxes                                -                -               -               -               -              -
Local Payroll Taxes                              -                -               -               -               -              -
Real Estate and Personal Property Taxes          -           28,414          56,828          85,242         113,656        142,070
                                              ----      -----------     -----------     -----------     -----------      ---------
TOTAL TAXES PAYABLE                              -           28,414          56,828          85,242         113,656        142,070
                                              ----      -----------     -----------     -----------     -----------      ---------

OTHER LIABILITIES
Post Petition Secured Debt  *                    -        3,653,176       5,525,173       5,736,455       2,804,736              -
Accrued Interest Payable                         -          283,471         173,027         117,361          87,414              -
                                              ----      -----------     -----------     -----------     -----------      ---------
TOTAL OTHER LIABILITIES                          -        3,936,647       5,698,200       5,853,816       2,892,150              -
                                              ----      -----------     -----------     -----------     -----------      ---------

TOTAL POST PETITION DEBT                      $  -      $ 3,965,061     $ 5,755,028     $ 5,939,058     $ 3,005,806      $ 142,070
                                              ====      ===========     ===========     ===========     ===========      =========

* Net advances against DIP Facility subsequent to July 27, 2001.

CASE NAME -      LACLEDE STEEL CO.                                    SCHEDULE D
CASE NUMBER -    01-48321-399

1.  INSURANCE COVERAGE


                                                                                     Amount of         Policy           Premium
            Type of Insurance                             Carrier Name               Coverage        Expiration       paid through
-----------------------------------   -------------------------------------------  --------------   --------------    ------------

Workmen's Compensation - Illinois     Traveller's                                     Statutory       31-Dec-02         31-Dec-02

Workmen's Compensation - Missouri     Traveller's                                     Statutory       31-Dec-02         31-Dec-02

General Liability                     Royal Surplus Lines Ins. Co. (c/o Westrope)     $1,000,000      30-Jun-20         30-Jun-02

Automobile                            Hartford Ins. Co.                               $1,000,000      31-Dec-02         31-Dec-02

Property                              Lloyds of London                               $22,500,000      01-Jul-02         01-Jul-02

Property                              Great Lakes Reinsurance Co.                     $7,500,000      01-Jul-02         01-Jul-02

Property (Excess)                     Employer's Insurance of Wausau                  $6,575,392      01-Jul-02         01-Jul-02


CASE NAME -      LACLEDE STEEL COMPANY                                SCHEDULE D
CASE NUMBER -    01-48321-399

2.  STATEMENT OF PAYMENT TO SECURED CREDITORS

                                                  Amount Paid
                                    ----------------------------------------
    Payee        Description           Oct            Nov             Dec
------------     -----------        ---------       --------       ---------
G.E. Capital     Interest           $ 173,027      $ 117,361       $ 139,369
G.E. Capital     Bank Fees          $ 198,178       $ 40,951       $ (44,017)
                                    ---------       --------       ---------

                     Total paid     $ 371,205      $ 158,312       $  95,352
                                    =========      =========       =========

CASE NAME -      LACLEDE STEEL COMPANY                                SCHEDULE D
CASE NUMBER -    01-48321-399

3.  TAX PAYMENTS MADE IN OCTOBER, NOVEMBER AND DECEMBER 2001

           Type of Tax                     Amount        Check #      Paid
---------------------------------------  -------------   ----------   -------

F.I.C.A. - employer's portion            Taxes paid by Ceridian Payroll Services

Federal Unemployment Compensation        Taxes paid by Ceridian Payroll Services

Illinois Unemployment Compensation       Taxes paid by Ceridian Payroll Services

City Earnings                            Taxes paid by Ceridian Payroll Services

CASE NAME -      LACLEDE STEEL COMPANY                                SCHEDULE D
CASE NUMBER -    01-48321-399

4.  PAYMENTS TO OFFICERS


                                              Pay
               Name                           Date             Amount
------------------------------------       -----------      ------------
Michael H. Lane                              10/31/01         22,917.00
President                                    11/30/01         22,917.00
                                             12/31/01         22,917.00

James B. Claes                               10/31/01         10,700.00
Controller & Asst. Secretary                 11/30/01         10,700.00
                                             12/31/01         10,700.00

Jim Caporaletti                              10/31/01         12,500.00
Vice President & General Mgr.-Pipe           11/30/01         12,500.00

4.  PAYMENTS TO DIRECTORS


                                     DATE                  SERVICES
------------------------          -----------          ------------------

None

                                                       ------------------

                                                       ==================


5. PAYMENTS MADE THIS MONTH TO PROFESSIONALS


           Name                            DATE                  SERVICES
-----------------------------          -----------          ------------------
Gordian Group                            Nov-01                     22,804.00
Bryan Cave                               Nov-01                     81,160.00
Bryan Cave                               Dec-01                    235,201.00
Gordian Group                            Dec-01                    275,456.00
Deolitte & Touche                        Dec-01                     64,440.00
Goldstein and Pressman                   Dec-01                      5,429.00
                                                            ------------------
                                                                  $684,490.00
                                                            ==================

CASE NAME -      LACLEDE STEEL COMPANY                                SCHEDULE D
CASE NUMBER -    01-48321-399


6.  RECORD OF DISBURSEMENT AND PAYMENT OF QUARTERLY FEES


                         Total           Total Disb.         Quarterly
 Period Ending       Disbursements       For Quarter            Fee             Date Paid         Amount Paid
-----------------   ----------------   ----------------   ----------------   ----------------   ----------------

Jul 01                $6,638,863.36

Aug 01                $4,926,049.86

Sep 01                $1,694,935.53     $13,259,848.75         $10,000.00             Nov-01         $10,000.00

Oct 01                $1,021,286.63

Nov 01                  $613,363.00

Dec 01                  $914,302.00      $2,548,951.63          $7,500.00